EXHIBIT 10.12

                          ANCHOR FINANCIAL CORPORATION
                               AND THE ANCHOR BANK
                     NON-QUALIFIED STOCK OPTION PLAN OF 1988


         1. Purpose of Plan

         The purpose of this non-qualified Stock Option Plan ("Plan") is to aid in Anchor Financial Corporation ("Corporation") and The Anchor Bank ("Bank")in securing and retaining Top Management Key Employees of outstanding ability by making it possible to offer them an increased incentive, in the form of a proprietary interest in Anchor Financial Corporation, the parent holding company that owns Bank, to join or continue in the service of the Corporation or the Bank and to increase their efforts for its welfare and success.

         2. Definitions

         As used in this Plan, the following words shall have the following meanings:

         (a) "Bank" means The Anchor Bank, Myrtle Beach, South Carolina;

         (b) "Board" means the Board of Directors of the Bank;

         (c) "Code" means the Internal Revenue Code of 1986, as amended;

         (d) "Committee" means the executive committee appointed by the Board under Section 3;

         (e) "Common Stock" means the $6.00 per value common stock of Anchor Financial Corporation;

         (f) "Corporation" means Anchor Financial Corporation, a South Carolina corporation with principal offices located at Myrtle Beach, South Carolina;

         (g) "Disability" means the Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months;

         (h) "Key Employee" means any person in full-time common law employment of the Bank, the Corporation or any Subsidiary, as an executive officer thereof, who in the opinion of the Committee, is or is expected to be primarily responsible for the management, growth or protection of some part or all of the business of the Corporation or the Bank;

         (i) "Non-Qualified Stock Option" means a stock option to purchase shares of Common Stock, which is not intended to qualify as an incentive stock option defined in code Section 422a;

         (j) "Option" means a Non-qualified Stock Option;

         (k) "Parent means any corporation in an unbroken chain of corporations if each of the corporations owns stock possessing fifty (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chains;

         (l) "Participant" means a person to whom an Option is granted that has not expired and ceased to be exercisable under the Plan; and



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         (m)  "Subsidiary"  means  any  corporation  other  than  the Bank in an unbroken chain of corporations beginning with the Bank if each of the corporations other than the last corporation in the unbroken chain owns fifty (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Administration of Plan

         The Plan shall be administered by the Executive Committee (the "Committee") appointed by the Board. None of the members of the Committee shall be eligible to be selected for the grant of an Option, or any other option, stock appreciation right or shares under the Plan or any other plan maintained by the Bank during such membership or have been so eligible for selection within one (1) year prior thereto. The Committee may adopt its own rules of procedure; and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules.

         4. Granting of Options

         The Committee may from time to time grant Options under the Plan to such Key Employees and subject to the limitations of paragraph (a) of Section 7, for such number of shares as the Committee may determine. Subject to the provisions of the Plan, the Committee may impose such terms and conditions as it deems advisable on the grant of an Option.

         5. Terms of Options

         The terms of each Option granted under the Plan shall be as determined from time to time by the Committee and shall be set forth in a Non-qualified Stock Option Agreement in a form attached hereto as Exhibit "A" and approved by the Committee; provided, however, the terms of such agreement shall not exceed the following limitations:

         (a)      The Option price per share shall be $17.75.

         (b) Subject to paragraph (b) of Section 9 with regard to change in control, etc., the Option shall be exercisable in accordance with the limitations set forth below, unless an earlier expiration date shall be stated in the Option or the Option shall cease to be exercisable pursuant to paragraph (d) of this Section 5, regarding termination of employment:

                  (1) The Options granted each Participant shall vest 25% per year on December 31 of each year beginning December 31, 1988.

                  (ii) The Options granted shall expire and not be exercisable after the expiration of ten (10) years from the vesting date of the Options.

         (c) Payment in full of the Option price for shares purchased pursuant to an Option shall be made upon exercise of the Option (in whole or in part) and shall be made in cash.

         (d) If a Participant's employment with the Bank terminates, the following rules shall apply:

                  (i) If a Participant's employment with the Bank terminates other than by reason of the Participant's death, disability or retirement after reaching age 65, the Participant's Option shall

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                  thereupon   expire  and  cease  to  be  exercisable  upon  the
                  expiration of the earlier of ten (10) years from the date of grant of the Option, or three (3) months from the date of such termination. There shall be now additional vesting in the Option after such termination.

                  (ii) If the Participant's employment with the Bank terminates by reason of his death, the Participant shall have the immediate right to exercise the Option for all shares optioned thereunder and not previously purchased irrespective of any provision under the Option Agreement which would otherwise prohibit such exercise at such time. The options shall become 100% vested in the event of termination by reason of Participant's death. The Participant's Option, however, shall terminate and cease to be exercisable upon the expiration of the earlier of ten (10) years from the vesting date of the Option, or one (1) year from the date of death. Such Option may be exercised by the duly appointed personal representative of the deceased Participant's estate.

                  (iii) If a Participant's employment with the Bank terminates by reason of disability, the Participant shall immediately have the right to exercise the Option for all shares optioned thereunder and not previously purchased, irrespective of any provision under the Option Agreement which would otherwise prohibit such exercise at such time. The options shall become 100% vested in the event of termination by reason of Participant's disability. The Participant's Option, however, shall terminate and cease to be exercisable upon the expiration of the earlier of ten (10) years from vesting the date of the Option, or one (1) year from the date of such termination in the case of disability.

                  (iv) If a Participant's employment with the Bank terminates by reason of retirement after reaching age 65 (other than for disability), the Participant's Option shall expire and cease to be exercisable upon the expiration of the earlier of ten
                  (10) years from the vesting date of the Option, or three (3) months from the date of such termination.

                  (v) Notwithstanding anything contained herein to the contrary, if a Participant's employment with the Bank is terminated for cause (fraud, embezzlement, misconduct, etc.) as determined by the Committee, in the Committee's sole discretion, or if a Participant competes with the Bank, any Option granted to that Participant shall be immediately revoked and terminated and the Participant shall have no further rights under this Plan. For purposes of this Plan, competition with the Bank shall include direct or indirect ownership of or employment with a financial institution in the State of South Carolina and shall be determined in the sole discretion of the Committee.

         6. Exercise of Options

         The holder of and Option who decides to exercise the Option in whole or in part shall give notice to the Secretary of the Bank of such exercise in writing on a form approved by the Committee. Any exercise shall be effective as of the date specified in the notice of exercise, but not earlier than the date the notice of exercise and payment in full of the Option price is actually received and in the hands of the Secretary of the Bank.

         7. Limitations and Conditions

         (a) The total number of shares of Common Stock that may be optioned as Non-qualified Stock Options under the Plan is Fifty Five Thousand One Hundred and Ninety Six (55,196) shares of Anchor Financial Corporation's $6.00 par value common stock. Such total number of shares may consist, in whole or in part, of unissued shares or reacquired shares. The foregoing numbers of shares may be increased or decreased by the events set forth in paragraph (a) of Section 9 regarding recapitalizations, etc.

         (b) The amount of shares of Common Stock that may be optioned as Non- qualified Stock Options under the Plan as set forth in
                  Section 7(a) above on an annual basis, shall be determined solely at the discretion of the Committee. Notwithstanding anything to the contrary herein, if there is a proposed acquisition, merger, change of control or other takeover of the Corporation and/or the


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                  Bank, the  Committee,  at its sole  discretion,  may issue any options authorized under this Plan but unissued prior to such time.

         (c) Any shares that have been optioned that cease to be subject to an Option (other than by reason of exercise of the Option) shall again be available for option and shall not be considered as having been theretofore optioned.

         (d) No Option shall be granted under the Plan after November 14, 1998 (10 years after the effective date), and the Plan shall terminate on such date, but Options theretofore granted may extend beyond that date in accordance with the Plan. At the time an Option is granted or amended or the terms or conditions of an Option are changed, the Committee may provide for limitations or conditions on the exercisability of the Option.

         (e) An Option shall not be transferable by the Participant otherwise than by Will or by the laws of descent and distribution. During the lifetime of the Participant, an Option shall only be exercisable by the Participant.

         (f) No person shall have any rights of a stockholder as to shares under option until, after proper exercise of the Option, such shares shall have been recorded on the Corporation's official stockholder records as having been issued or transferred.

         (g) The Bank shall not be obligated to deliver any shares until there has been compliance with such laws or regulations as the Bank or Corporation may deem applicable. The Bank and Corporation shall use their best efforts to effect such compliance. No fractional shares shall be delivered. In addition to the foregoing and not by way of limitation, the Bank may require that the person exercising the Option represent and warrant at the time of such exercise that any shares acquired by exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Bank, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

         8.       Transfers and Leaves of Absence

         For the purposes of the Plan: (a) a transfer of a Participant's employment without an intervening period from the Bank to a subsidiary or vice versa, or from one subsidiary to another or from parent to subsidiary or vice versa, shall not be deemed a termination of employment, and (b) a Key Employee who is granted in writing a leave of absence of no more than ninety (90) days, or if more than ninety (90) days, which guarantees his employment with the Bank at the end of such leave, shall be deemed to have remained in the employ of the Bank during such leave of absence.

         9.       Stock Adjustments

         (a)      In the event of any  merger,  consolidation,  stock  dividend, split- up, combination or exchange of shares or recapitalization or change in capitalization, the total number of shares set forth in paragraph (a) of Section 7 shall be proportionately and appropriately adjusted. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon the exercise of the Option. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

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         (b)      If after the  effective  date hereof (and after the  requisite stockholder  approval of the Plan under  Section  12),  either
                  (i), (ii) or (iii) below shall occur, any Participant holding an Option shall immediately have the right to exercise the Option for all shares optioned thereunder and not previously purchased, irrespective of any provision under the Option Agreement which would otherwise prohibit such exercise at such time:

                  (i) the acquisition ("Acquisition"), directly or indirectly, by any "person" [as such term is defined for purposes of Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 ""Exchange Act")], other than by the Corporation or any person so defined who on the effective date hereof is a director of the Bank or Corporation or whose shares of stock therein are treated as "beneficially owned" (as such term is defined for purposes of Rule 13d-3 of the Exchange Act) by any such director ("Acquiror"), of the beneficial ownership (as such term is defined for purposes of Section 13(d)(1) of the Exchange Act) of shares of the Corporation which, when added to any other shares the beneficial when added to any other shares the beneficial ownership of which is held by the Acquiror, shall have twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities; or

                  (ii) the occurrence of any merger, consolidation or reorganization to which the Corporation or the Bank is a party and pursuant to which the Corporation or the Bank (or an entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of the Corporation or the Bank; or

                  (iii) the occurrence of a change in control of the Corporation or the Bank of the nature that would be required to be reported in response to Item 5(j) of Schedule 14A of Regulation 14A under the Exchange Act, or in response to the regulations of the Federal Reserve Board or the Comptroller or any other federal regulatory agency having authority over the business operations of the Corporation or the Bank.

         10.      Amendment and Termination

                  (a) The Board shall have the power to amend the Plan. It shall not, however, except as otherwise provided in the Plan, increase the maximum number of shares authorized for the Plan, nor change the class of eligible employees to other than Key Employees, nor extend the period within which Options under the Plan may be granted, nor provide for an Option that is exercisable during a period of more then ten (10) years from the date it vests. It shall have no power (without the consent of the person or persons at the time entitled to exercise the Option) to change the terms and conditions if any Option after the Option is granted in a manner that would adversely affect the rights of such persons except to the extent, if any, provided in the Option.

                  (b) The Board may suspend or terminate the Plan at any time. No such suspension or termination shall affect Options then in effect.

         11.      No Employment Right

         The grant of an Option hereunder shall not constitute an agreement or understanding, expressed or implied, on the part of the Bank, any Parent or any Subsidiary, to employ the Participant for any specified period and shall not confer upon any employee the right to continue in the employment of the

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Bank,  any Parent or any  Subsidiary,  nor affect  any right  which the Bank,  a
Parent or Subsidiary may have to terminate the employment of such employee.

         12.      Effective Date

         The Plan is adopted on and shall be effective as of November 14, 1988, subject to any modification that may be made herein, that may be deemed required or appropriate by the Board to meet legal requirements.


 /s/
Secretary


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                               FIRST AMENDMENT TO
                        ANCHOR FINANCIAL CORPORATION AND
                                 THE ANCHOR BANK
                     NON-QUALIFIED STOCK OPTION PLAN OF 1988


         The Anchor Financial Corporation and The Anchor Bank Non-Qualified Stock Option Plan of 1988 (the "Plan") is hereby amended as follows:

1.       Section 5(c) is amended to read as follows:

                  (c) Payment in full of the Option price for shares purchased pursuant to an Option shall be made upon exercise of the Option (in whole or in part) and shall be made in cash or with shares of previously owned Common Stock at their fair market value on the exercise date.

2. The Non-Qualified Stock Option Agreement referred to in Section 5 of the Plan and attached as Exhibit A shall be amended as set forth in the Non- Qualified Stock Option Agreement attached hereto as Exhibit A. The Non- Qualified Stock Option Agreements issued prior to the adoption of this Amendment, which provides for the grant of options that have not been exercised, may be amended to comply with the revised form of Agreement in Exhibit A and options issued under this Plan after the adoption of this Amendment shall be in compliance with Exhibit A with such additional terms and conditions as determined by the Committee.

3. The remaining provisions of the Plan shall continue in full force and effect.


         The above Amendment was duly adopted by the Board of Directors of Anchor Financial Corporation and The Anchor Bank and is effective as of the 8th day of December, 1997.


                                             /s/
                                            Secretary of
                                            Anchor Financial Corporation


                                             /s/
                                            Secretary of The Anchor Bank